UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein High Income Fund

(formerly Emerging Market Debt Fund)

April 30, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 18, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2008. On August 2, 2007, the Board of Directors of the Fund (the “Board”) approved changing the Fund’s name from AllianceBernstein Emerging Market Debt Fund to “AllianceBernstein High Income Fund, Inc.” and certain policy changes. These changes were intended to refocus the Fund’s investment strategy on a broader range of debt securities, including corporate debt securities as well as emerging market debt securities. In addition, the Board approved the acquisi-tion of the assets and liabilities of AllianceBernstein Corporate Bond Portfolio (“Corporate Bond”), a series of AllianceBernstein Bond Fund, Inc., and AllianceBernstein High Yield Fund, Inc. (“High Yield”). Shareholders of Corporate Bond and shareholders of High Yield, respectively, approved the acquisitions of Corporate Bond and High Yield by the Fund. The acquisitions, changes to the Fund’s policies and change of the Fund’s name became effective in late January.

Investment Objectives and Policies

This open-end Fund’s investment objective is to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging-market countries. The Fund’s investments may include U.S. and nonU.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s or CCC+ or lower by S&P and Fitch) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers. The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

Investment Results

The table on page 5 shows the Fund’s performance compared with its current composite benchmark, which is composed of equal weightings of the JP Morgan Emerging Markets Bond Index Global (JPM EMBI Global), the JP Morgan Government Bond Index (GBI)—Emerging Markets (EM) (local-currency-denominated) and the Lehman Brothers (LB) U.S. Corporate High Yield (HY) 2% Issuer Capped Index for the six- and 12-month periods ended April 30, 2008. Individual performance for each of these indexes is also included for both time periods. The Fund’s previous benchmark is the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The Fund’s Class A shares without sales charges underperformed the new composite benchmark and the previous benchmark for both the six- and 12-month periods ended April 30, 2008. As noted in the Introductory and Investment Objectives and Policies sections on page 1 of this report, the Fund is in the process of transforming from a single-sector approach (emerging markets) to a multi-sector approach, enabling the Fund to take advantage of a greater set of global investment opportunities. In the transition period, the Fund’s performance reflected its higher weighting of high-yield debt, which underperformed relative to other fixed-income asset classes due to the global flight to quality. Conversely, the best-performing asset class within the Fund’s current composite benchmark, local emerging market debt, was underrepresented within the Fund, as it transitioned. Local emerging market debt prices benefited greatly over both the six- and 12-month periods from strengthening local currencies. The Fund’s holdings in bank loan debt also detracted from performance, as riskier assets underperformed during both periods.

The Fund’s U.S. dollar-denominated emerging market country allocation—particularly an overweight in Argentina, which underperformed—also detracted from performance for both periods. Contributing positively within the Fund’s high-yield allocation was an underweight of the lowest credit quality tier, which underperformed, as did an underweight in the beleaguered housing industry. The Fund’s use of leverage was a positive contributor.

Market Review and Investment Strategy

Fear of the spreading financial crisis and its potential impact on the global economy sharply drove fixed-income yield spreads wider during most of the semi-annual period ended April 30, 2008. Investor risk aversion significantly increased, leading to a wholesale flight from risk, with little regard for geography. In an effort to stem the financial turmoil, the U.S. Federal Reserve (the “Fed”) moved aggressively during the period to inject liquidity into the financial system and lowered official rates from 4.50% to 2.00% at the end of the reporting period.

Central banks in Europe, Canada and Australia also acted to inject liquidity

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

into the system, though they have not matched the Fed’s interest-rate cuts, as inflation is a greater concern in many of those regions. The Fed’s larger interest-rate cuts also put more pressure on the U.S. dollar, which has fallen significantly against other major currencies. Despite aggressive central-bank action, investor sentiment remained fragile at the end of the reporting period.

A sharp reversal in market sentiment in April 2008, however, led fixed-income sector spreads to rebound against Treasuries. After nine consecutive months of gains, Treasuries recorded their largest loss in four years. Another Fed cut—as well as better-than-expected economic data—led to at least a temporary increase in investors’ appetite for risk.

For the six-month reporting period, high yield lagged most in the global flight to quality, returning -0.73%, as represented by the LB U.S. Corporate HY 2% Issuer Capped Index. High-yield spreads widened from 199 basis points to 646 basis points over neutral-duration Treasuries. Underperforming industries included restaurants at -9.34%, building materials at -9.30%, media non-cable at -8.54% and finance at -7.75%. Outperforming industries included health care at 6.22%, utilities at 5.71% and energy at 5.13%.

Both U.S. dollar and local emerging-market debt outperformed high yield for the semi-annual period ended April 30, 2008, as the emerging markets demonstrated a reasonable level of stability in an environment of global volatility. U.S. dollar-denominated emerging market debt returned 1.90%, according to the JPM EMBI Global, with outperforming countries including Iraq at 21.17%, the Ivory Coast at 13.16% and Ecuador at 9.84%. Underperforming countries included Argentina at -18.61% and Venezuela at -8.64%. Local emerging market debt returned 4.56%, according to the JP Morgan GBI-EM, as most currencies continued to strengthen against the U.S. dollar.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged JP Morgan Emerging Markets Bond Index Global (JPM EMBI Global), the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) nor the Lehman Brothers (LB) U.S. Corporate High Yield (HY) 2% Issuer Capped Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, eurobonds. The JP Morgan GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The LB U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Cap component of the U.S. Corporate HY Index. The LB U.S. Corporate HY Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The indexes do not reflect fees and expenses associated with the active management of a mutual fund portfolio.

A Word About Risk

A substantial amount of the Fund’s assets will be invested in foreign securities in emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from or greater than the risks of investing in developed foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Price fluctuation in the Fund’s portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest in high-yield bonds (i.e., “junk bonds”), which involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED APRIL 30, 2008	Returns
	6 Months		12 Months
AllianceBernstein High Income Fund
Class A	-0.33%		3.64%

Class B	-0.57%		2.86%

Class C	-0.57%		2.87%

Advisor Class*	0.44%	†	N/A

Class R*	0.33%	†	N/A

Class K*	0.39%	†	N/A

Class I*	0.57%	†	N/A

Current Composite Benchmark: 33% JP Morgan GBI – Emerging Markets / 33% JP Morgan EMBI Global / 33% Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	1.91%		6.34%

Previous Benchmark: JP Morgan EMBI Global	1.90%		4.60%

JP Morgan GBI – Emerging Markets	4.56%		15.61%

Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index	-0.73%		-0.80%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†   This return is since the share class’s inception on 1/28/08.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2008
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			7.56%
1 Year	3.64%	-0.79%
5 Years	11.55%	10.60%
10 Years	10.79%	10.32%

Class B Shares			7.12%
1 Year	2.86%	0.05%
5 Years	10.70%	10.70%
10 Years(a)	10.25%	10.25%

Class C Shares			7.10%
1 Year	2.87%	1.93%
5 Years	10.71%	10.71%
10 Years	9.93%	9.93%

Advisor Class Shares‡			8.21%
Since Inception†	0.44%	0.44%

Class R Shares‡			7.95%
Since Inception†	0.33%	0.33%

Class K Shares‡			8.17%
Since Inception†	0.39%	0.39%

Class I Shares‡			8.43%
Since Inception†	0.57%	0.57%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.32%, 2.04%, 2.02%, 1.02%, 1.61%, 1.30% and 0.97% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through October 31, 2009, and then may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.
*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2008.
†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares. Returns for these share classes are cumulative.
‡

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)
SEC Returns

Class A Shares
1 Year	-2.03%
5 Years	11.52%
10 Years	9.92%

Class B Shares
1 Year	-1.38%
5 Years	11.58%
10 Years(a)	9.88%

Class C Shares
1 Year	0.48%
5 Years	11.60%
10 Years	9.54%

Advisor Class Shares‡
Since Inception†	-2.32%

Class R Shares‡
Since Inception†	-2.29%

Class K Shares‡
Since Inception†	-2.25%

Class I Shares‡
Since Inception†	-2.21%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares. Returns for these share classes are cumulative.

‡

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2007		Ending Account Value April 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$996.69	$1,019.34	$5.51	$5.57
Class B	$1,000	$1,000	$994.26	$1,015.86	$8.97	$9.07
Class C	$1,000	$1,000	$994.35	$1,015.81	$9.02	$9.12
Advisor Class†	$1,000	$1,000	$1,004.38	$1,021.63	$1.71	$3.27
Class R†	$1,000	$1,000	$1,003.34	$1,019.14	$3.02	$5.77
Class K†	$1,000	$1,000	$1,003.88	$1,020.39	$2.37	$4.52
Class I†	$1,000	$1,000	$1,005.71	$1,021.63	$1.71	$3.27
*	With the exception of Advisor Class, Class R, Class K and Class I shares, expenses are equal to the classes’ annualized expense ratios of 1.11%, 1.81% and 1.82%, respectively multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.
†

For Advisor Class, Class R, Class K and Class I shares, expenses are equal to the classes’ annualized expense ratios of 0.65%, 1.15%, 0.90% and 0.65%, respectively. The “Actual” and “Hypothetical” expenses paid are based on the period from January 25, 2008 (commencement of distribution) to April 30, 2008. Actual expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 96/366 (to reflect the since inception period). Hypothetical expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

APRIL 30, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,008.5

*	All data are as of April 30, 2008. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.2% or less in the following countries: Bermuda, Colombia, Dominican Republic, Ecuador, El Salvador, France, Hong Kong, Indonesia, Ireland, Jamaica, Japan, Kazakhstan, Lebanon, Malaysia, Multinational, Netherlands, Nigeria, Pakistan, Singapore, South Africa, South Korea, Spain, Supranational, Ukraine, United Kingdom and Uruguay.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2008 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATE BONDS – 60.8%
Bermuda – 0.3%
Intelsat Bermuda Ltd.
11.25%, 6/15/16(a)	US$	1,972	$1,999,115
Intelsat Subsidiary Holding Co. Ltd.
8.625%, 1/15/15		661	666,784

			2,665,899

Brazil – 0.4%
Banco BMG SA
9.15%, 1/15/16(a)(b)		1,300	1,352,000
Usiminas Commercial Ltd
7.25%, 1/18/18(a)(b)		741	791,017
Vale Overseas Ltd.
6.875%, 11/21/36(a)		1,995	2,019,140

			4,162,157

Canada – 2.9%
Bombardier, Inc.
6.30%, 5/01/14(a)(b)		1,415	1,415,000
8.00%, 11/15/14(a)(b)		1,060	1,128,900
Bowater Canada Finance
7.95%, 11/15/11		1,535	951,700
Cascades, Inc.
7.25%, 2/15/13(a)		1,200	1,104,000
Celestica, Inc.
7.875%, 7/01/11(a)		1,200	1,207,500
Fairfax Financial Holdings Ltd.
7.75%, 6/15/17(a)		1,000	960,000
Inco Ltd.
5.70%, 10/15/15(a)		7,995	7,641,389
Nortel Networks Corp.
6.875%, 9/01/23(a)		1,000	690,000
Nortel Networks Ltd.
10.125%, 7/15/13(a)		537	526,260
Novelis, Inc.
7.25%, 2/15/15(a)		795	727,425
OPTI Canada, Inc.
8.25%, 12/15/14(a)		800	826,000
Quebecor Media, Inc.
7.75%, 3/15/16(a)		1,802	1,734,425
Rogers Cable, Inc.
7.875%, 5/01/12(a)		1,500	1,608,870
Shaw Communications, Inc.
7.20%, 12/15/11(a)		655	674,650
7.25%, 4/06/11(a)		1,235	1,275,137
Teck Cominco Ltd.
6.125%, 10/01/35(a)		5,000	4,343,985

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

TransCanada Pipelines Ltd.
6.35%, 5/15/67(a)(c)	US$	2,500	$2,221,923

			29,037,164

Cayman Islands – 0.5%
Resona Preferred Global Securities
7.191%, 7/30/15(a)(b)(c)		5,000	4,445,930
Seagate Technology HDD Holding
6.375%, 10/01/11(a)		463	454,898

			4,900,828

El Salvador – 0.1%
Mmg Fiduc (aes El Salv)
6.75%, 2/01/16(a)(b)		1,200	1,216,973

France - 0.4%
CIE Generale De Geophysique
7.50%, 5/15/15(a)		374	386,155
7.75%, 5/15/17(a)		69	71,242
Credit Agricole SA/London
6.637%, 5/31/17(a)(b)(c)		3,000	2,459,922
Lafarge SA
7.125%, 7/15/36(a)		1,500	1,397,649

			4,314,968

Hong Kong – 0.3%
Chaoda Modern Agriculture
7.75%, 2/08/10(a)(b)		1,523	1,507,770
Noble Group Ltd.
6.625%, 3/17/15(a)(b)		1,768	1,597,027

			3,104,797

Indonesia – 0.0%
Majapahit Holding BV
7.875%, 6/29/37(a)(b)		200	176,000

Ireland – 0.2%
BOI Capital Funding No 2
5.571%, 2/01/16(a)(b)(c)		1,425	1,061,321
Elan Finance PLC/Elan Finance Corp.
7.75%, 11/15/11(a)		1,058	1,028,905

			2,090,226

Jamaica – 0.2%
Digicel Ltd.
9.25%, 9/01/12(a)(b)		1,741	1,758,410

Japan – 1.1%
Aiful Corp.
6.00%, 12/12/11(a)(b)		551	524,609
Mizuho Financial Group Cayman Ltd.
8.375%, 4/27/09(a)		5,100	5,143,452

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MUFG Capital Finance 1 Ltd.
6.346%, 7/25/16(a)(c)	US$	2,400	$2,169,153
ORIX Corp.
5.48%, 11/22/11(a)		3,000	2,908,920

			10,746,134

Kazakhstan – 0.2%
ALB Finance BV
9.25%, 9/25/13(a)(b)		1,136	948,560
Kazkommerts International BV
8.50%, 4/16/13(a)(b)		1,150	1,022,062

			1,970,622

Liberia – 0.1%
Royal Caribbean Cruises Ltd.
8.75%, 2/02/11(a)		727	759,715

Luxembourg – 1.3%
Basell AF SCA
8.375%, 8/15/15(a)(b)		1,924	1,394,900
Tyco International Group SA
6.00%, 11/15/13		9,550	9,670,559
Vip Finance
8.375%, 4/30/13(b)		2,545	2,544,433

			13,609,892

Multinational – 0.1%
MagnaChip Semiconductor SA
8.00%, 12/15/14		1,200	696,000

Netherlands – 0.2%
NXP BV / NXP Funding LLC
5.463%, 10/15/13(a)(d)		620	570,400
9.50%, 10/15/15(a)		715	691,763
Sensata Technologies BV
8.00%, 5/01/14(a)		700	652,750

			1,914,913

Peru – 0.1%
IIRSA Norte Finance Ltd.
8.75%, 5/30/24(a)(b)		872	1,007,455

Russia – 3.2%
Alfa Bond Issuance PLC
8.625%, 12/09/15(a)(c)		900	854,667
Citigroup (JSC Severstal)
9.25%, 4/19/14(a)(b)		1,570	1,674,562
Evraz Group SA
8.25%, 11/10/15(a)(b)		2,534	2,472,742
8.875%, 4/24/13(b)		843	853,538

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gallery Capital SA
10.125%, 5/15/13(a)(b)	US$	960	$785,462
Gaz Capital SA
6.212%, 11/22/16(a)(b)		6,374	6,032,417
6.51%, 3/07/22(a)(b)		9,473	8,701,602
GPB Eurobond (Gazprombk)
6.50%, 9/23/15(a)		750	726,563
Mobile Telesystems Finance SA
8.00%, 1/28/12(a)(b)		1,155	1,176,656
Red Arrow Intl Leasing PLC
8.375%, 6/30/12(a)	RUB	46,622	1,995,806
RS Finance (RSB)
7.50%, 10/07/10(a)(b)	US$	2,587	2,380,040
TNK-BP Finance SA
7.50%, 7/18/16(a)(b)		2,308	2,236,535
VTB Capital SA
6.609%, 10/31/12(a)(b)		2,055	2,008,763

			31,899,353

Singapore – 0.2%
Avago Technologies Finance
10.125%, 12/01/13(a)		963	1,025,595
Flextronics International Ltd.
6.50%, 5/15/13(a)		1,124	1,098,710

			2,124,305

South Africa – 0.0%
Foodcorp Ltd.
8.875%, 6/15/12(a)(b)	EUR	456	498,415

South Korea – 0.0%
C&M Finance Ltd.
8.10%, 2/01/16(a)(b)	US$	530	535,300

United Kingdom – 0.9%
BSKYB Finance UK PLC
6.50%, 10/15/35(a)(b)		2,000	1,930,308
Ineos Group Holdings PLC
8.50%, 2/15/16(a)(b)		2,105	1,705,050
Inmarsat Finance PLC
Zero Coupon, 11/15/12(a)(e)		1,165	1,148,981
Vodafone Group PLC
7.875%, 2/15/30(a)		3,800	4,316,188

			9,100,527

United States – 48.1%
ACCO Brands Corp. 7.625%, 8/15/15(a)		250	227,500
The AES Corp. 7.75%, 3/01/14(a)		2,196	2,250,900
8.00%, 10/15/17(a)		360	375,300

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AFC Capital Trust I Series B 8.207%, 2/03/27(a)	US$	5,000	$3,938,525
Affinia Group, Inc. 9.00%, 11/30/14(a)		1,125	978,750
AK Steel Corp. 7.75%, 6/15/12(a)		1,050	1,072,313
Algoma Acquisition Corp. 9.875%, 6/15/15(a)(b)		900	819,000
Alion Science and Technology Corp. 10.25%, 2/01/15(a)		1,313	835,396
Allbritton Communications Co. 7.75%, 12/15/12(a)		1,230	1,243,838
Allegheny Energy Supply 7.80%, 3/15/11(a)		723	755,535
8.25%, 4/15/12(a)(b)		925	985,125
Allied Waste North America, Inc. 6.375%, 4/15/11(a)		962	966,810
Series B 7.125%, 5/15/16(a)		362	364,715
7.375%, 4/15/14(a)		1,090	1,098,175
Alltel Corp. 7.875%, 7/01/32(a)		1,530	1,055,700
AMC Entertainment, Inc. 11.00%, 2/01/16(a)		1,500	1,492,500
American Media Operations, Inc. 8.875%, 1/15/11(a)		1,000	741,250
Amkor Technology, Inc. 9.25%, 6/01/16(a)		1,910	1,905,225
AMR Corp. 9.00%, 8/01/12(a)		906	597,960
Aquila, Inc. 14.875%, 7/01/12(a)		1,000	1,215,000
ARAMARK Corp. 8.50%, 2/01/15(a)		1,592	1,659,660
Arch Western Finance LLC 6.75%, 7/01/13(a)		643	654,253
Asbury Automotive Group, Inc. 8.00%, 3/15/14(a)		1,125	1,018,125
Associated Materials, Inc. Zero Coupon, 3/01/14(a)(e)		1,526	1,091,090
Avis Budget Car Rental 7.75%, 5/15/16(a)		1,838	1,622,035
Bausch & Lomb, Inc. 9.875%, 11/01/15(a)(b)		825	878,625
Bear Stearns Co., Inc. 5.35%, 2/01/12(a)		3,500	3,499,402
5.55%, 1/22/17(a)		482	466,373

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Beazer Homes USA, Inc. 6.875%, 7/15/15(a)	US$	1,000	$785,000
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)		877	819,995
10.25%, 3/01/16(a)		672	569,520
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14(a)		1,600	1,248,000
Boston Scientific Corp. 6.00%, 6/15/11(a)		3,000	2,962,500
Boyd Gaming Corp. 7.75%, 12/15/12(a)		1,200	1,120,500
Broder Brothers Co. Series B 11.25%, 10/15/10(a)		599	414,808
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)		1,026	872,100
CA, Inc. 4.75%, 12/01/09(a)		551	549,140
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)		1,000	995,000
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)		450	435,519
Capital One Financial Corp. 5.50%, 6/01/15(a)		3,700	3,450,280
Caraustar Industries, Inc. 7.375%, 6/01/09(a)		750	502,500
Case Corp. 7.25%, 1/15/16(a)		997	1,006,970
Case New Holland, Inc. 7.125%, 3/01/14(a)		1,324	1,330,620
CCH I Holdings LLC 11.75%, 5/15/14(a)		4,338	2,429,280
Centennial Communications Corp. 10.00%, 1/01/13(a)		1,450	1,464,500
Chaparral Energy, Inc. 8.875%, 2/01/17(a)		1,000	915,000
Chesapeake Energy Corp. 6.50%, 8/15/17(a)		575	566,375
7.50%, 9/15/13(a)		404	418,140
7.75%, 1/15/15(a)		1,034	1,067,605
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)(b)		500	445,000
Cincinnati Bell, Inc. 8.375%, 1/15/14(a)		1,450	1,442,750
CIT Group Funding Co. of Canada 5.20%, 6/01/15(a)		3,600	2,992,374

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc. Series MTN 5.125%, 9/30/14(a)	US$	4,200	$3,465,013
Citizens Communications Co. 6.25%, 1/15/13(a)		1,222	1,157,845
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)		1,205	837,475
5.75%, 1/15/13(a)		3,288	2,498,880
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)		2,500	3,040,785
Community Health Systems, Inc. 8.875%, 7/15/15(a)		1,500	1,560,000
Complete Production Services, Inc. 8.00%, 12/15/16(a)		1,000	1,002,500
Continental Airlines, Inc. 8.75%, 12/01/11(a)		703	530,765
Series RJO3 7.875%, 7/02/18(a)		212	175,703
Cooper-Standard Automotive , Inc. 7.00%, 12/15/12(a)		1,125	1,031,625
Couche-Tard, Inc. 7.50%, 12/15/13(a)		1,242	1,248,210
Countrywide Financial Corp. 6.25%, 5/15/16(a)		620	545,542
Series MTN 5.80%, 6/07/12(a)		696	663,511
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)		76	69,587
Coventry Health Care, Inc. 5.875%, 1/15/12(a)		1,660	1,613,814
5.95%, 3/15/17(a)		1,415	1,295,249
Cricket Communications, Inc. 9.375%, 11/01/14(a)		1,707	1,674,994
Crown Americas 7.625%, 11/15/13(a)		1,042	1,083,680
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)		457	441,005
CSC Holdings, Inc. 6.75%, 4/15/12(a)		1,482	1,452,360
7.875%, 2/15/18(a)		212	208,290
DaVita, Inc. 7.25%, 3/15/15(a)		815	817,037
Dean Foods Co. 7.00%, 6/01/16(a)		1,000	935,000
Del Monte Corp. 6.75%, 2/15/15(a)		750	723,750

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dex Media , Inc. Zero Coupon, 11/15/13(a)(e)	US$	1,250	$940,625
Dex Media West LLC Series B 8.50%, 8/15/10(a)		326	320,295
DirecTV Holdings LLC 6.375%, 6/15/15(a)		5,155	4,935,912
Dole Food Co., Inc. 8.875%, 3/15/11(a)		900	805,500
Dollar General Corp. 10.625%, 7/15/15(a)		1,070	1,064,650
Dominion Resources, Inc. 7.50%, 6/30/66(a)(f)		4,100	3,802,496
Domtar Corp. 5.375%, 12/01/13		500	455,000
DR Horton, Inc. 6.00%, 4/15/11(a)		1,756	1,650,640
Dresdner Funding Trust I 8.151%, 6/30/31(a)(b)		2,000	1,527,478
Duane Reade Inc. 9.75%, 8/01/11(a)		1,200	1,113,000
Duke Capital LLC 8.00%, 10/01/19(a)		2,000	2,213,226
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)		3,141	3,274,492
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16(a)		1,129	1,130,836
EchoStar DBS Corp. 6.375%, 10/01/11(a)		479	476,605
6.625%, 10/01/14(a)		1,299	1,269,772
7.00%, 10/01/13(a)		4,300	4,289,250
7.125%, 2/01/16(a)		184	180,780
Edison Mission Energy 7.00%, 5/15/17(a)		3,648	3,684,480
7.50%, 6/15/13(a)		1,062	1,104,480
7.75%, 6/15/16(a)		447	468,232
Education Management LLC 10.25%, 6/01/16(a)		950	798,000
El Paso Corp. 7.375%, 12/15/12(a)		394	414,860
Electronic Data Systems Corp. Series B 6.50%, 8/01/13(a)		6,000	6,114,144
Embarq Corp. 6.738%, 6/01/13(a)		2,500	2,494,325

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy Future Holdings Corp. 10.875%, 11/01/17(a)(b)	US$	490	$521,850
Energy Transfer Partners LP 5.95%, 2/01/15(a)		1,500	1,490,304
Enterprise Products Operating LP 8.375%, 8/01/66(a)(c)		1,230	1,224,266
Series B 5.00%, 3/01/15(a)		1,500	1,427,370
6.65%, 10/15/34(a)		1,500	1,444,048
Farmers Insurance Exchange 8.625%, 5/01/24(a)(b)		3,000	3,172,752
First Data Corp. 9.875%, 9/24/15(a)(b)		1,341	1,220,310
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)		2,000	1,995,196
Ford Motor Co. 7.45%, 7/16/31(a)		2,265	1,693,087
Ford Motor Credit Co. 5.46%, 1/13/12(a)(d)		640	538,177
7.00%, 10/01/13(a)		974	840,354
8.00%, 12/15/16(a)		1,400	1,225,277
Forest Oil Corp. 7.25%, 6/15/19(a)		540	557,550
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)		1,466	1,619,930
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)		1,480	1,302,400
10.125%, 12/15/16(a)		1,429	1,125,337
Gaylord Entertainment Co. 8.00%, 11/15/13(a)		1,000	947,500
General Motors Acceptance Corp. 6.75%, 12/01/14(a)		962	735,095
6.875%, 9/15/11(a)		1,722	1,434,982
8.00%, 11/01/31(a)		659	498,588
General Motors Corp. 8.25%, 7/15/23(a)		1,993	1,489,767
8.375%, 7/15/33(a)		1,503	1,144,159
Georgia Gulf Corp. 10.75%, 10/15/16(a)		1,500	1,087,500
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)		433	428,670
7.125%, 1/15/17(a)(b)		517	511,830
8.875%, 5/15/31(a)		300	292,500
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)		175	188,125
9.00%, 7/01/15(a)		502	545,925
Graphic Packaging International Corp. 9.50%, 8/15/13(a)		1,200	1,194,000

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	US$	739	$679,880
GSC Holdings Corp. 8.00%, 10/01/12(a)		5,639	6,005,535
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)		413	423,325
Harrah’s Operating Co., Inc. 5.375%, 12/15/13(a)		5,000	3,100,000
5.625%, 6/01/15(a)		1,935	1,115,044
5.75%, 10/01/17(a)		108	60,885
6.50%, 6/01/16(a)		1,177	682,660
Hawaiian Telcom Communications, Inc. Series B 9.75%, 5/01/13(a)		1,200	528,000
12.50%, 5/01/15(a)		250	63,750
HCA, Inc. 6.375%, 1/15/15(a)		1,267	1,127,630
6.50%, 2/15/16(a)		782	699,890
6.75%, 7/15/13(a)		816	754,800
9.625%, 11/15/16(a)(g)		1,007	1,081,266
Healthsouth Corp. 10.75%, 6/15/16(a)		1,400	1,505,000
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)(b)		500	521,250
Hertz Corp. 8.875%, 1/01/14(a)		947	954,102
10.50%, 1/01/16(a)		1,037	1,043,481
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.565%, 11/15/14(a)(d)		815	764,062
9.75%, 11/15/14(a)		315	342,169
High Yield Total Return Trust Series 2007-1 2.638%, 7/01/08(a)(b)(d)		9,225	8,440,552
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)		1,076	1,059,860
Hines Nurseries, Inc. 10.25%, 10/01/11		1,000	590,000
Host Hotels & Resorts LP 6.875%, 11/01/14(a)		481	473,785
Series Q 6.75%, 6/01/16(a)		1,558	1,522,945
Hughes Network Systems LLC 9.50%, 4/15/14(a)		950	950,000
Humana, Inc. 6.45%, 6/01/16(a)		2,200	2,157,956
Huntsman International LLC 7.875%, 11/15/14(a)		527	555,985

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

IASIS Healthcare Corp. 8.75%, 6/15/14(a)	US$	1,341	$1,374,525
Idearc, Inc. 8.00%, 11/15/16(a)(c)		2,130	1,384,500
ILFC E-Capital Trust II 6.25%, 12/21/15(a)(b)(c)		1,500	1,331,598
Indiantown Cogeneration LP Series A-9 9.26%, 12/15/10(a)		4,666	4,799,236
International Steel Group, Inc. 6.50%, 4/15/14(a)		1,565	1,603,936
Invacare Corp. 9.75%, 2/15/15(a)		750	751,875
iPayment, Inc. 9.75%, 5/15/14(a)		500	430,000
Iron Mountain, Inc. 6.625%, 1/01/16(a)		1,163	1,123,749
iStar Financial, Inc. 5.375%, 4/15/10(a)		2,500	2,250,000
Series 1 5.875%, 3/15/16(a)		3,700	3,108,000
JC Penney Corp., Inc. 7.40%, 4/01/37(a)		4,100	3,672,842
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)		1,100	1,001,000
JPMorgan Chase 7.00%, 6/28/17(a)(b)	RUB	14,000	463,526
Kansas Gas & Electric 5.647%, 3/29/21(a)	US$	4,916	4,726,861
KB Home 5.875%, 1/15/15(a)		295	261,075
7.75%, 2/01/10		500	491,250
Key Energy Services, Inc. 8.375%, 12/01/14(a)(b)		750	776,250
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)		986	562,020
The Kroger Co. 4.95%, 1/15/15(a)		1,250	1,216,744
7.50%, 4/01/31(a)		1,000	1,116,925
L-3 Communications Corp. 5.875%, 1/15/15(a)		656	636,320
Lamar Media Corp. 6.625%, 8/15/15(a)		761	717,242
Lear Corp. Series B 5.75%, 8/01/14(a)		1,354	1,137,360
8.50%, 12/01/13(a)		221	211,055
8.75%, 12/01/16(a)		1,098	1,032,120

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	US$	463	$432,719
Series MTN 6.875%, 5/02/18		1,600	1,636,387
Series MTNG 4.80%, 3/13/14(a)		3,600	3,352,651
Level 3 Financing, Inc. 8.75%, 2/15/17(a)		1,500	1,282,500
9.25%, 11/01/14(a)		628	571,480
Levi Strauss & Co. 8.875%, 4/01/16		1,200	1,221,000
Liberty Media Corp. 5.70%, 5/15/13(a)		895	801,220
7.875%, 7/15/09(a)		233	235,168
8.25%, 2/01/30(a)		310	275,049
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)(b)		3,104	2,576,630
Limited Brands, Inc. 5.25%, 11/01/14(a)		3,194	2,712,565
6.90%, 7/15/17(a)		3,710	3,311,962
LIN Television Corp. 6.50%, 5/15/13(a)		1,100	1,058,750
Lucent Technologies, Inc. 6.50%, 1/15/28(a)		1,650	1,237,500
LVB Acquisition Merger Sub, Inc. 11.625%, 10/15/17(b)		1,400	1,487,500
M/I Homes, Inc. 6.875%, 4/01/12(a)		1,500	1,301,250
MacDermid, Inc. 9.50%, 4/15/17(b)		875	835,625
Macy’s Retail Holdings Inc. 6.625%, 4/01/11(a)		1,500	1,476,505
Masco Corp. 6.125%, 10/03/16		815	760,230
MBIA, Inc. 5.70%, 12/01/34(a)		4,845	2,593,935
Merisant Co. 9.50%, 7/15/13(a)		1,000	730,000
Meritage Homes Corp. 6.25%, 3/15/15(a)		750	622,500
MetroPCS Wireless, Inc. 9.25%, 11/01/14(a)		1,200	1,179,000
MGM Mirage 6.625%, 7/15/15(a)		1,537	1,341,032
6.75%, 9/01/12(a)		2,000	1,860,000
7.625%, 1/15/17(a)		315	287,437
8.375%, 2/01/11(a)		1,241	1,234,795

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 10.00%, 11/01/14(a)	US$	1,000	$970,000
11.37%, 11/01/16(a)		500	448,750
Mirant Americas Generation LLC 8.50%, 10/01/21(a)		1,710	1,675,800
Mobile Satellite Ventures LP Zero Coupon, 4/01/13(a)(b)(e)		1,000	655,000
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)		1,769	1,516,917
Momentive Performance Materials, Inc. 10.125%, 12/01/14(a)(g)		750	714,375
11.50%, 12/01/16(a)		750	658,125
The Mosaic Co. 7.625%, 12/01/16(a)(b)(f)		1,433	1,569,135
Motorola, Inc. 6.50%, 9/01/25(a)		2,035	1,672,105
7.50%, 5/15/25(a)		325	287,248
Multiplan, Inc. 10.375%, 4/15/16(a)(b)		500	485,000
Neenah Foundary Co. 9.50%, 1/01/17(a)		700	486,500
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(g)		700	728,000
10.375%, 10/15/15(a)		500	525,000
New Albertsons, Inc. 7.45%, 8/01/29(a)		1,989	1,885,292
NewMarket Corp. 7.125%, 12/15/16(a)		700	682,500
NewPage Corp. 10.00%, 5/01/12(a)		1,225	1,307,687
News America Holdings, Inc. 7.75%, 12/01/45(a)		1,800	2,011,424
News America, Inc. 6.40%, 12/15/35(a)		2,000	2,001,436
Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)		3,000	2,400,000
Series E 6.875%, 10/31/13(a)		5,000	4,125,000
North Front Pass Through Trust 5.81%, 12/15/24(a)(b)		5,000	4,775,010
NRG Energy, Inc. 7.25%, 2/01/14(a)		245	251,737
7.375%, 2/01/16 – 1/15/17(a)		2,355	2,425,650
Oncor Electric Delivery Co. 7.00%, 5/01/32(a)		3,200	3,098,669
Outback Steakhouse Inc. 10.00%, 6/15/15(a)(b)		750	566,250

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	US$	830	$842,450
Owens Corning, Inc. 6.50%, 12/01/16(a)		355	300,465
7.00%, 12/01/36(a)		4,450	3,470,506
Packaging Corp. of America 5.75%, 8/01/13(a)		2,825	2,760,197
PanAmSat Corp. 9.00%, 8/15/14		667	672,836
Peabody Energy Corp. Series B 6.875%, 3/15/13(a)		910	928,200
PetroHawk Energy Corp. 9.125%, 7/15/13(a)		944	998,280
Pinnacle Entertainment, Inc. 7.50%, 6/15/15(a)(b)		750	620,625
Pinnacle Foods Finance LLC 10.625%, 4/01/17(a)		750	652,500
Plains Exploration & Production Co. 7.75%, 6/15/15(a)		1,000	1,025,000
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)		1,300	1,218,750
Potomac Edison Co. 5.35%, 11/15/14(a)		3,500	3,478,839
Quality Distribution LLC 9.00%, 11/15/10(a)		1,429	957,430
Quiksilver, Inc. 6.875%, 4/15/15(a)		1,150	954,500
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)		1,542	1,511,160
Qwest Corp. 7.625%, 6/15/15(a)		1,590	1,593,975
Racers Series 06-6-T 2.813%, 7/01/08(a)(b)(d)		9,935	8,859,646
Rainbow National Services LLC 10.375%, 9/01/14(a)(b)		1,158	1,244,850
Range Resources Corp. 7.50%, 5/15/16(a)		500	510,000
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,092	1,092,000
11.75%, 8/01/16(a)		324	311,040
The Reader’s Digest Association, Inc. 9.00%, 2/15/17(a)(b)		750	528,750
Realogy Corp. 10.50%, 4/15/14(a)		1,232	905,520
12.375%, 4/15/15(a)		500	272,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Regency Energy Partners 8.375%, 12/15/13(a)	US$	590	$615,075
Reliant Energy, Inc. 7.625%, 6/15/14(a)		1,041	1,082,640
7.875%, 6/15/17(a)		1,293	1,347,953
Residential Capital LLC 6.375%, 6/30/10(a)		820	444,850
6.50%, 4/17/13(a)		1,790	903,950
6.875%, 6/30/15(a)		1,305	652,500
Reynolds American, Inc. 7.625%, 6/01/16(a)		2,353	2,492,698
RH Donnelley Corp. 8.875%, 10/15/17(b)		540	348,300
Series A-2 6.875%, 1/15/13(a)		1,420	908,800
Series A-3 8.875%, 1/15/16(a)		1,000	650,000
Rite Aid Corp. 6.875%, 8/15/13(a)		546	384,930
9.25%, 6/01/13(a)		1,943	1,670,980
9.375%, 12/15/15(a)		50	40,625
9.50%, 6/15/17(a)		69	56,408
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)		2,400	2,231,923
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(a)(h)(i)(j)		623	78,055
Safeway, Inc. 7.25%, 2/01/31(a)		2,000	2,196,828
Sally Holdings LLC 9.25%, 11/15/14(a)		700	707,000
Sanmina Corp. 8.125%, 3/01/16(a)		1,450	1,334,000
Sara Lee Corp. 6.125%, 11/01/32(a)		1,600	1,482,784
Sbarro, Inc. 10.375%, 2/01/15(a)		1,250	1,125,000
Select Medical Corp. 7.625%, 2/01/15(a)		1,283	1,090,550
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		771	755,580
Serena Software, Inc. 10.375%, 3/15/16(a)		419	390,194
Service Corp. International 6.75%, 4/01/16(a)		700	691,250
Sierra Pacific Resources 8.625%, 3/15/14(a)		527	551,413
Simmons Co. Zero Coupon, 12/15/14(a)		1,500	1,076,250

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	US$	1,249	$1,052,283
Six Flags, Inc. 9.625%, 6/01/14(a)		1,502	991,320
SLM Corp. 5.00%, 10/01/13(a)		4,100	3,494,266
5.375%, 5/15/14(a)		3,800	3,203,974
Series MTN 5.125%, 8/27/12(a)		399	343,924
Series MTNA 4.50%, 7/26/10(a)		399	355,943
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(a)		1,000	845,000
Source Gas LLC 5.90%, 4/01/17(a)(b)		3,000	2,876,781
Southern Union Co. 7.60%, 2/01/24(a)		3,200	3,264,054
Spectrum Brands, Inc. 7.375%, 2/01/15(a)		1,594	1,060,010
Sprint Capital Corp. 6.875%, 11/15/28(a)		3,000	2,332,500
Standard Pacific Corp. 6.50%, 8/15/10(a)		750	615,000
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)		2,035	2,089,636
Stater Brothers Holdings 8.125%, 6/15/12(a)		1,331	1,350,965
Station Casinos, Inc. 6.625%, 3/15/18(a)		1,755	1,053,000
6.875%, 3/01/16(a)		3,300	2,120,250
Sun Healthcare Group, Inc. 9.125%, 4/15/15(a)		700	707,000
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)		1,143	1,194,435
10.25%, 8/15/15(a)		200	212,500
Teco Finance, Inc. 6.572%, 11/01/17(a)(b)		2,048	2,068,480
7.00%, 5/01/12(a)(b)		2,952	3,112,961
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)(b)		950	712,500
Tenet Healthcare Corp. 7.375%, 2/01/13(a)		865	802,288
9.875%, 7/01/14(a)		758	775,055
Tenneco, Inc. 8.625%, 11/15/14		500	508,750
Terex Corp. 8.00%, 11/15/17(a)		1,046	1,069,535

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Terrestar Networks, Inc. 15.00%, 2/15/14(a)(b)(g)	US$	1,000	$925,000
Tesoro Corp. 6.25%, 11/01/12(a)		2,070	1,976,850
6.50%, 6/01/17(a)		409	375,258
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(b)		504	525,420
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)		1,196	1,237,860
Time Warner, Inc. 7.70%, 5/01/32(a)		2,500	2,707,805
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)		1,900	1,661,656
Toys R US, Inc. 7.375%, 10/15/18(a)		1,200	891,000
Travelport LLC 9.875%, 9/01/14(a)		1,200	1,159,500
Trimas Corp. 9.875%, 6/15/12(a)		1,250	1,090,625
Trinity Industries, Inc. 6.50%, 3/15/14(a)		976	968,680
Tronox Worldwide LLC/Tronox Finance Corp. 9.50%, 12/01/12(a)		1,000	860,000
Tropicana Entertainment LLC 9.625%, 12/15/14(a)(j)		750	369,375
Trump Entertainment Resorts, Inc. 8.50%, 6/01/15		730	469,025
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)		2,300	2,239,625
Turner Broadcasting System, Inc. 8.375%, 7/01/13(a)		1,973	2,152,393
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10 – 9/15/14(a)(b)		754	742,690
TXU Corp. Series P 5.55%, 11/15/14(a)		1,380	1,127,333
Series Q 6.50%, 11/15/24(a)		1,007	765,664
Tyson Foods, Inc. 6.85%, 4/01/16(a)		4,000	3,972,992
Union Carbide Corp. 7.75%, 10/01/96(a)		2,500	2,232,250
Unisys Corp. 8.00%, 10/15/12(a)		1,100	1,001,000
United Rentals North America, Inc. 6.50%, 2/15/12(a)		500	468,750
7.75%, 11/15/13(a)		1,500	1,293,750

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Steel Corp. 6.65%, 6/01/37(a)	US$	3,300	$2,886,111
Universal City Development Partners 11.75%, 4/01/10(a)		716	742,850
Universal Hospital Services, Inc. 8.288%, 6/01/15(a)(d)		500	472,500
Univision Communications, Inc. 7.85%, 7/15/11(a)		531	504,450
US Shipping Partners LP Shipping Finance Corp. 13.00%, 8/15/14(a)		700	630,875
Vanguard Health Holding Co. Zero Coupon, 10/01/15(a)(e)		1,350	1,134,000
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)		422	414,615
Verizon New York, Inc. Series B 7.375%, 4/01/32(a)		2,290	2,435,543
Verso Paper Holdings LLC and Verson Paper, Inc. Series B 11.375%, 8/01/16(a)		700	717,500
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)		579	474,780
Visant Corp. 7.625%, 10/01/12(a)		968	963,160
Visant Holding Corp. 8.75%, 12/01/13(a)		500	492,500
Visteon Corp. 7.00%, 3/10/14(a)		1,738	1,175,323
Washington Mutual Preferred Funding Trust I 6.534%, 3/15/11(a)(b)(c)		2,700	1,552,689
Washington Mutual, Inc. 5.25%, 9/15/17(a)		2,767	2,351,950
WCI Communities, Inc. 6.625%, 3/15/15		750	360,000
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)		1,283	994,325
West Corp. 9.50%, 10/15/14(a)		461	440,255
11.00%, 10/15/16(a)		500	444,375
Weyerhaeuser Co. 7.375%, 3/15/32(a)		2,333	2,342,152
William Lyon Homes, Inc. 10.75%, 4/01/13(a)		555	355,200
Williams Co., Inc. 7.625%, 7/15/19(a)		2,385	2,575,800
7.875%, 9/01/21(a)		374	408,595

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Windstream Corp. 8.125%, 8/01/13(a)	US$	1,827	$1,890,945
8.625%, 8/01/16(a)		294	307,965
WMG Holdings Corp. Zero Coupon, 12/15/14(a)(e)		2,168	1,317,060
WR Berkley Corp. 5.60%, 5/15/15(a)		3,500	3,335,119
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)		1,319	1,286,025
Xcel Energy, Inc. 6.50%, 7/01/36(a)		3,300	3,307,702
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)		776	746,900
ZFS Finance USA Trust I 6.15%, 12/15/65(a)(b)(c)		3,000	2,673,967

			485,015,621

Total Corporate Bonds (cost $651,702,939)			613,305,674

SOVEREIGN BONDS – 18.2%
Argentina – 1.2%
Argentina Bonos 7.00%, 10/03/15(a)		2,453	1,760,852
Republic of Argentina 3.092%, 8/03/12(a)(d)		2,406	2,056,705
8.28%, 12/31/33(k)		8,982	7,185,574
Series V 7.00%, 3/28/11(a)		1,120	987,062
10.50%, 6/12/12(a)	ARS	1,342	294,698

			12,284,891

Brazil – 2.5%
Republic of Brazil 6.00%, 1/17/17(a)	US$	7,615	7,852,969
7.125%, 1/20/37(a)		14,701	16,759,140

			24,612,109

Colombia – 0.3%
Republic of Colombia 7.375%, 9/18/37(a)		3,056	3,392,160

Dominican Republic – 0.5%
Dominican Republic 8.625%, 4/20/27(a)(b)(d)		1,223	1,301,027
Dominican Republic STP Zero Coupon, 5/12/08(a)(b)		1,725	1,646,032
Zero Coupon, 8/04/08(a)(b)		1,583	1,467,283
Zero Coupon, 7/23/09(a)(b)		816	672,792

			5,087,134

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.7%
Republic of Ecuador 9.375%, 12/15/15(a)(b)	US$	2,746	$2,903,895
10.00%, 8/15/30(a)(b)(f)		4,215	4,246,612

			7,150,507

El Salvador – 0.3%
Republic of El Salvador 7.625%, 9/21/34(a)(b)		872	959,200
7.65%, 6/15/35(a)(b)		1,711	1,839,325

			2,798,525

Indonesia – 1.2%
Indonesia – Recap Linked Note 11.00%, 10/15/14(a)		1,003	902,499
12.90%, 6/17/22(a)(b)		1,930	1,857,046
Series $IDR 11.00%, 10/22/14(a)		540	437,724
Republic of Indonesia 6.625%, 2/17/37(a)(b)		1,410	1,247,850
6.625%, 2/17/37(b)(k)		1,150	1,019,188
6.875%, 3/09/17 – 1/17/18(a)(b)		1,552	1,590,800
6.875%, 3/09/17(b)(k)		1,900	1,947,500
7.50%, 1/15/16(a)(b)		1,000	1,062,500
8.50%, 10/12/35(a)(b)		1,645	1,801,275

			11,866,382

Jamaica – 0.1%
Government of Jamaica 9.25%, 10/17/25(a)		202	226,745
10.625%, 6/20/17(a)		835	995,737

			1,222,482

Lebanon – 0.4%
Lebanese Republic 7.875%, 5/20/11(a)(b)		875	861,875
10.125%, 8/06/08(a)(b)		3,048	3,079,090
11.625%, 5/11/16(a)(b)		394	449,160

			4,390,125

Pakistan – 0.1%
Republic of Pakistan 6.875%, 6/01/17(a)(b)		1,227	1,039,882

Panama – 1.6%
Republic of Panama 6.70%, 1/26/36(a)		1,317	1,366,387
7.125%, 1/29/26(a)		3,560	3,933,800
8.875%, 9/30/27(a)		2,709	3,521,700
9.375%, 4/01/29(a)		5,435	7,337,250

			16,159,137

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.5%
Republic of Peru 7.35%, 7/21/25(a)	US$	1,487	$1,737,560
8.75%, 11/21/33(a)		2,738	3,627,850

			5,365,410

Philippines – 2.1%
Republic of Philippines 7.50%, 9/25/24(a)		3,144	3,474,120
7.75%, 1/14/31(a)		2,924	3,296,810
9.50%, 10/21/24 – 2/02/30(a)		2,473	3,204,354
9.875%, 1/15/19(k)		1,850	2,381,875
10.625%, 3/16/25(a)		6,239	8,773,282

			21,130,441

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)		2,405	2,753,449

South Africa – 1.0%
Republic of South Africa 5.875%, 5/30/22(a)		11,002	10,410,643

Turkey – 2.1%
Republic of Turkey 6.875%, 3/17/36(a)		7,016	6,490,677
7.00%, 6/05/20(a)		3,400	3,421,080
7.375%, 2/05/25(a)		10,649	10,795,424
9.50%, 1/15/14(a)		641	738,752

			21,445,933

Ukraine – 0.4%
Government of Ukraine
6.385%, 6/26/12(a)(b)		750	757,500
6.58%, 11/21/16(a)(b)		1,368	1,345,770
7.65%, 6/11/13(a)(b)		729	773,651
Ukraine Government International Bond
6.75%, 11/14/17(a)(b)		1,450	1,424,625

			4,301,546

Uruguay – 0.6%
Republic of Uruguay
7.625%, 3/21/36(a)		550	580,250
7.875%, 1/15/33(a)(g)		1,377	1,491,068
9.25%, 5/17/17(a)		2,814	3,404,940

			5,476,258

Venezuela – 2.3%
Republic of Venezuela
5.75%, 2/26/16(a)		5,477	4,313,138
6.00%, 12/09/20(a)		6,134	4,324,117

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.00%, 3/31/38(a)	US$	1,181	$806,033
7.00%, 12/01/18(a)(b)		4,632	3,728,760
7.65%, 4/21/25(a)		5,588	4,330,700
9.25%, 9/15/27(k)		2,802	2,577,840
9.375%, 1/13/34(a)		3,019	2,721,628

			22,802,216

Total Sovereign Bonds
(cost $180,758,094)			183,689,230

TREASURY BONDS – 6.7%
Colombia – 0.2%
Republic of Colombia
12.00%, 10/22/15(a)	COP	3,605,000	2,195,529

Malaysia – 0.5%
Malaysia Government Bond
Series 1/01
3.833%, 9/28/11	MYR	15,635	5,004,907

Mexico – 3.6%
Mexican Bonos
Series M
9.00%, 12/22/11(a)	MXN	33,515	3,313,419
Series MI10
9.00%, 12/20/12(a)		329,584	32,739,237

			36,052,656

Peru – 2.4%
Peru Bono Soberano
6.90%, 8/12/37(a)	PEN	3,145	1,097,363
7.84%, 8/12/20(a)		1,530	596,105
8.20%, 8/12/26(a)		27,770	11,165,009
Series 7
8.60%, 8/12/17(a)		11,994	4,878,112
Peruvian Government International Bond
6.90%, 8/12/37(a)(b)		20,000	7,003,108

			24,739,697

Total Treasury Bonds
(cost $65,369,690)			67,992,789

EMERGING MARKETS - TREASURIES – 3.5%
Brazil – 2.9%
Republic of Brazil
10.25%, 1/10/28(a)	BRL	2,057	1,105,721
12.50%, 1/05/16 – 1/05/22(a)		45,562	28,369,615

			29,475,336

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.0%
Republic of Colombia
9.85%, 6/28/27(a)	COP	726,000	$388,672

Turkey – 0.6%
Turkey Government Bond
Zero Coupon, 2/04/09	TRY	5,427	3,708,257
Zero Coupon, 5/06/09		903	592,053
16.00%, 3/07/12		2,013	1,487,072

			5,787,382

Total Emerging Markets - Treasuries
(cost $32,794,263)			35,651,390

NON-AGENCY FIXED RATE CMBS – 3.2%
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.467%, 9/15/39(a)	US$	5,320	5,223,408
Series 2006-C4, Class AM
5.509%, 9/15/39(a)		5,600	5,130,080
Series 2008-C1, Class A2
6.219%, 2/15/41		7,800	7,968,012
JP Morgan Chase Commercial Mortgage Securities
Series 2006-CB15, Class AM
5.855%, 6/12/43(a)		670	632,700
Merrill Lynch Countrywide Commercial Mortgage
Series 2006-4, Class AM
5.204%, 12/12/49(a)(c)		7,600	6,823,848
Morgan Stanley Capital I
Series 2006-IQ12, Class AM
5.37%, 12/15/43(a)		7,300	6,598,545

Total Non-Agency Fixed Rate CMBS
(cost $31,338,783)			32,376,593

NON-INVESTMENT GRADE LOANS – 3.0%
United States – 3.0%
Alltel Corp.
5.55%, 5/18/15(c)		1,496	1,368,881
Aramark Corp.
4.571%, 1/26/14(c)		705	675,355
4.875%, 1/26/14(c)		45	42,897
Ashmore Energy International
0.00%, 3/30/12*		118	104,068
0.00%, 3/30/14*		872	750,006
Asurion Corp.
0.00%, 7/03/14*		1,000	923,440

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cablevision Systems Corp.
4.477%, 3/29/13(c)	US$	1,247	$1,199,540
Carestream Health Inc.
4.69%-4.90%, 4/30/13(c)		951	811,486
Celanese U.S. Holdings LLC
4.188%, 4/02/14(c)		997	965,243
Charter Communications Holding
8.50%, 3/06/14(c)		1,250	1,247,400
Charter Communications Operating, LLC
4.90%, 3/06/14(c)		1,000	884,130
Chrysler Financial Services, Inc.
6.80%, 8/03/12(c)		750	682,147
First Data Corp.
5.35%-5.45%, 9/24/14(c)		1,496	1,406,047
Firstlight Power Resources Inc.
5.04%, 11/01/13(c)		445	394,367
5.25%, 11/01/13(c)		55	48,687
7.125%, 5/01/14(c)		1,000	825,000
Ford Motor Co.
5.80%, 12/16/13(c)		1,247	1,145,014
Freescale Semiconductor, Inc.
4.459%, 11/26/13(c)		1,250	1,091,800
Graham Packaging
4.88%-5.25%, 1/26/14(c)		997	951,348
Graphic Packaging Holding Co.
5.44%-5.67%, 5/16/14(c)		1,250	1,218,437
Harrah’s Operating Co., Inc.
5.91%-5.92%, 1/28/15(c)		1,500	1,408,335
HCA, Inc.
4.946%, 11/18/13(c)		1,746	1,658,668
Hexion Specialty
4.938%, 5/05/13(c)		819	775,408
5.00%, 5/05/13(c)		178	168,441
IDEARC, Inc. (Verizon)
4.70%-4.86%, 11/17/14(c)		1,496	1,230,634
Landsource Communities
8.75%, 2/27/13(c)		1,092	774,421
Sabre, Inc.
4.86%-4.90%, 9/30/14(c)		1,250	1,057,463
SunGard Data Systems Inc.
4.877%, 2/11/13(c)		748	707,895
Thomson Learning
5.20%-5.36%, 7/04/14(c)		1,247	1,151,968
TXU Corp.
6.48%-6.60%, 10/31/14(c)		1,746	1,672,420
Univision Communications Inc.
5.11%-5.15%, 9/29/14(c)		1,250	1,050,313

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

West Corp.
0.00%, 10/24/13 *	US$	1,250	$1,240,625
Wide Open West Finance, LLC
5.17%-5.59%, 6/30/14(c)		1,000	792,500

Total Non-Investment Grade Loans
(cost $29,551,139)			30,424,384

		Shares
NON-CONVERTIBLE - PREFERRED STOCKS – 2.9%
Capital One Capital II
7.50%		130,000	2,821,000
Centaur Funding Corp.
9.08%(b)		20,280	20,368,725
Federal Home Loan Mortgage Corp.
Series Z
8.375%		11,250	288,000
Federal National Mortgage Association
8.25%		51,350	1,285,804
Royal Bank of Scotland Group PLC
Series N
6.35%		100,000	2,226,000
Santander Finance Preferred SA Unipersonal
6.80%		67,000	1,498,120
Sovereign REIT
12.00%(a)(b)		501	501,000

Total Non-Convertible – Preferred Stocks
(cost $29,902,193)			28,988,649

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.4%
Brazil – 0.2%
Unibanco Grand Cayman
8.70%, 2/11/10(a)(b)	BRL	3,543	2,015,931

Uruguay – 0.2%
Republic of Uruguay
3.70%, 6/26/37(a)	UYU	43,739	1,979,959

Total Inflation-Linked Securities
(cost $3,468,784)			3,995,890

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.3%
Supranational – 0.3%
International Finance Corp.
11.00%, 7/01/09(a)
(cost $2,852,908)	ZAR	19,380	$2,524,804

QUASI-SOVEREIGN BONDS – 0.2%
Russia – 0.2%
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299%, 5/15/17(a)(b)
(cost $2,610,000)	US$	2,610	2,430,275

		Shares
WARRANTS – 0.1%
Central Bank of Nigeria,
expiring 11/15/20(a)(l)		2,500	575,000
Republic of Venezuela, expiring 4/15/20(l)		48,195	–0	–

Total Warrants
(cost $0)			575,000

		Principal Amount (000)
REGIONAL BONDS – 0.1%
Colombia – 0.1%
Bogota Distrio Capital
9.75%, 7/26/28(a)(b)
(cost $521,201)	COP	1,142,000	560,138

		Shares
COMMON STOCKS – 0.0%
United States – 0.0%
Phase Metrics(h)(l)
(cost $1,258,040)		126,418	1,264

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Time Deposit – 0.7%
Bank of New York 1.00%, 5/01/08	US$	540	$540,000
Societe Generale 2.263%, 5/01/08		6,600	6,600,000

Total Short-Term Investments (cost $7,140,000)			7,140,000

Total Investments – 100.1% (cost $1,039,268,034)			1,009,656,080
Other assets less liabilities – (0.1)%			(1,172,135)

Net Assets – 100.0%			$1,008,483,945

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Citigroup Global Markets, Inc. (Federal Republic of Brazil 12.25%, 3/6/30)	$7,110	3.09%	8/20/10	$436,973
Citigroup Global Markets, Inc. (Republic of Philippines 10.625%, 3/16/25)	1,410	4.95	3/20/09	61,066
JPMorgan Chase (OAO Gazprom 10.50%, 10/21/09)	4,560	1.04	10/20/10	(45,915)
JPMorgan Chase (Petroleos De Venezuela 6.62%, 4/12/37)	9,370	6.62	5/20/09	160,705

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Brazilian Real settling 5/05/08	8,330	$4,733,756	$5,004,647	$(270,890)
Brazilian Real settling 6/03/08	8,330	4,903,023	4,965,594	(62,572)
Brazilian Real settling 6/03/08	14,558	8,480,000	8,678,351	(198,351)
Mexican Nuevo Peso settling 6/25/08	42,134	4,001,371	3,987,273	14,098

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	Amount
ABN AMRO	2.25%	5/05/08	$1,977,377
ABN AMRO	2.25	5/05/08	2,680,125
ABN AMRO	2.25	5/05/08	1,058,471
ABN AMRO	2.40	5/05/08	6,558,527
UBS AG London	2.00	5/05/08	2,262,266
UBS AG London	1.75	12/31/08	2,275,500

			$16,812,266

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $872,793,109.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate market value of these securities amounted to $202,888,307 or 20.1% of net assets.

(c)	Variable rate coupon, rate shown as of April 30, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2008.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2008.

(g)	Pay-In-Kind Payments (PIK).

(h)	Illiquid security, valued at fair value. (See Note A)

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of April 30, 2008, is considered illiquid and restricted (see Notes A & E).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	2/10/99-5/31/05	$7,530,199	$78,055	0.01%

(j)	Security is in default and is non-income producing.

(k)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $15,111,976.

(l)	Non-income producing security.

*	Unfunded loan commitment. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

Currency Abbreviations: ARS– Argentine Peso BRL– Brazilian Real COP– Colombian Peso EUR– Euro Dollar MXN– Mexican Peso	MYR – Malaysian Ringgit PEN – Peruvian New Sol RUB – Russian Rouble TRY – New Turkish Lira UYU – Uruguayan Peso ZAR – South African Rand

Glossary:

STP	– Structured Product

See	notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2008 (unaudited)

Assets
Investments in securities, at value (cost $1,039,268,034)	$1,009,656,080
Cash	2,607,802
Foreign cash, at value (cost $108,778)	109,742
Unrealized appreciation of credit default swap contracts .	658,744
Unrealized appreciation of forward currency exchange contracts	14,098
Interest receivable	20,243,690
Receivable for capital stock sold .	4,516,755
Due from broker	2,275,500
Receivable for investment securities sold and foreign currency contracts	1,443,124

Total assets .	1,041,525,535

Liabilities
Unrealized depreciation of forward currency exchange contracts	531,813
Unrealized depreciation of credit default swap contracts	45,915
Reverse repurchase agreements	16,812,266
Payable for capital stock redeemed .	7,624,007
Payable for investment securities purchased	4,833,832
Dividends payable	1,925,301
Distribution fee payable	405,262
Advisory fee payable	389,771
Transfer Agent fee payable	62,971
Administrative fee payable	49,394
Accrued expenses	361,058

Total liabilities	33,041,590

Net Assets	$1,008,483,945

Composition of Net Assets
Capital stock, at par	$119,814
Additional paid-in capital	1,032,189,884
Distributions in excess of net investment income	(2,200,380)
Accumulated net realized gain on investment and foreign currency transactions	7,772,474
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(29,397,847)

$1,008,483,945

Net Asset Value Per Share — 9 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$718,725,831	85,625,727	$8.39	*

B	$99,465,444	11,747,897	$8.47

C	$176,990,136	20,854,808	$8.49

Advisor	$10,433,899	1,243,656	$8.39

R	$2,004,362	238,884	$8.39

K	$576,297	68,659	$8.39

I	$287,976	34,295	$8.40

*	The maximum offering price per share for Class A shares was $8.76 which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2008 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $12,110)	$28,065,907
Dividends	677,075	$28,742,982

Expenses
Advisory fee (see Note B)	1,764,187
Distribution fee—Class A	738,757
Distribution fee—Class B	358,764
Distribution fee—Class C	672,932
Distribution fee—Class R	2,681
Distribution fee—Class K	361
Transfer agency—Class A	218,711
Transfer agency—Class B	42,101
Transfer agency—Class C	61,143
Transfer agency—Advisor Class	2,424
Transfer agency—Class R	1,394
Transfer agency—Class K	289
Transfer agency—Class I	87
Custodian .	189,248
Registration	97,137
Administrative	39,756
Audit	39,635
Legal	39,114
Printing .	35,725
Directors’ fees .	19,277
Miscellaneous .	5,345

Total expenses before interest expense	4,329,068
Interest expense .	383,535

Total expenses	4,712,603
Less: expenses waived by the Adviser (see Note B)	(57,111)
Less: expense offset arrangement (see Note B)	(25,052)

Net expenses		4,630,440

Net investment income		24,112,542

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		6,518,597
Swap contracts		367,308
Foreign currency transactions		1,352,438
Net change in unrealized appreciation/depreciation of:
Investments		(59,590,411)
Swap contracts		(168,356)
Foreign currency denominated assets and liabilities		(328,455)

Net loss on investment and foreign currency transactions		(51,848,879)

Net Decrease in Net Assets from Operations		$(27,736,337)

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,112,542	$23,324,784
Net realized gain on investment and foreign currency transactions	8,238,343	13,992,560
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(60,087,222)	3,194,597

Net increase (decrease) in net assets from operations	(27,736,337)	40,511,941
Dividends and Distributions to Shareholders from
Net investment income
Class A	(19,467,065)	(16,926,254)
Class B	(2,538,713)	(2,290,180)
Class C	(4,892,517)	(5,041,651)
Advisor Class	(207,495)	-0	-
Class R	(38,493)	-0	-
Class K	(10,778)	-0	-
Class I	(5,604)	-0	-
Net realized gain on investment and foreign currency transactions
Class A	(6,453,496)	(9,777,229)
Class B	(874,556)	(1,705,256)
Class C	(2,191,069)	(3,425,008)
Capital Stock Transactions
Net increase	669,639,531	32,973,033

Total increase .	605,223,408	34,319,396
Net Assets
Beginning of period	403,260,537	368,941,141

End of period (including undistributed/ (distributions in excess of) net investment income of ($2,200,380) and $847,743, respectively)	$1,008,483,945	$403,260,537

See notes to financial statements.

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Notes to Financial Statements

Effective January 28, 2008, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R. Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms. For the period ended April 30, 2008, such reimbursement amounted to $57,111.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended April 30, 2008, such fees amounted to $39,756.

The Fund compensates AllianceBernstein Investor Services, Inc. (ABIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $277,005 for the six months ended April 30, 2008.

For the six months ended April 30, 2008, the Fund’s expenses were reduced by $25,052 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,809 from the sale of Class A shares and received $5,835, $19,875 and $9,162 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2008.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $37,654,102, $11,056,004, $32,752 and $5,226 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the dis tribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2008, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,023,511,858	$370,319,366
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts and swap contracts) are as follows:

Gross unrealized appreciation	$27,191,118
Gross unrealized depreciation	(56,803,072)

Net unrealized depreciation	$(29,611,954)

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or to hedge certain firm purchase and sale commitments denominated in foreign currencies and non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Notes to Financial Statements

2. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

For the six months ended April 30, 2008, the Fund had no transactions in written options.

3. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Notes to Financial Statements

At April 30, 2008, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $22,450,000, with net unrealized appreciation of $612,829 and terms ranging from 11 months to 2 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty from which it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. At April 30, 2008, the Fund did not have Buy Contracts outstanding with the same referenced obligations and same counterparty of certain Sale Contracts outstanding.

4. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

5. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended April 30, 2008, the average amount of reverse repurchase agreements outstanding was $42,994,768 and the daily weighted average interest rate was 2.95%.

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class A
Shares sold	6,734,675	16,257,643	$56,934,818	$144,048,619

Shares issued in reinvestment of dividends and distributions	2,236,630	2,120,728	18,870,161	18,776,774

Shares converted from Class B	1,850,808	823,902	15,566,452	7,276,687

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	60,482,629	-0-	524,540,361	-0-

Shares redeemed	(16,919,352)	(14,241,600)	(144,053,975)	(125,180,713)

Net increase	54,385,390	4,960,673	$471,857,817	$44,921,367

Class B
Shares sold	366,868	562,014	$3,132,448	$5,019,126

Shares issued in reinvestment of dividends and distributions	290,861	290,330	2,474,481	2,592,296

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	10,243,982	-0-	106,703,023	-0-

Shares converted to Class A	(1,834,898)	(816,644)	(15,566,452)	(7,276,687)

Shares redeemed	(1,173,919)	(1,169,028)	(9,945,435)	(10,432,639)

Net increase (decrease)	7,892,894	(1,133,328)	$86,798,065	$(10,097,904)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class C
Shares sold	922,576	1,881,699	$7,965,489	$16,866,412

Shares issued in reinvestment of dividends and distributions	516,196	617,737	4,412,158	5,526,724

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	12,711,364	-0-	122,225,103	-0-

Shares redeemed	(2,787,988)	(2,717,636)	(23,718,455)	(24,243,566)

Net increase (decrease)	11,362,148	(218,200)	$110,884,295	$(1,850,430)

	Shares		Amount
Advisor Class	January 25, 2008(a) to April 30, 2008 (unaudited)		January 25, 2008(a) to April 30, 2008 (unaudited)

Shares sold	1,130,203		$3,797,494

Shares issued in reinvestment of dividends	22,277		184,771

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	414,996		(4,096,673)

Shares redeemed	(323,820)		(2,728,990)

Net increase (decrease)	1,243,656		$(2,843,398)

Class R
Shares sold	72,081		$603,554

Shares issued in reinvestment of dividends	4,255		35,314

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	250,536		2,159,067

Shares redeemed	(87,988)		(731,205)

Net increase	238,884		$2,066,730

Class K
Shares sold	2,381		$19,935

Shares issued in reinvestment of dividends	1,184		9,830

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	66,772		561,415

Shares redeemed	(1,678)		(14,166)

Net increase	68,659		$577,014

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares	Amount
	January 25, 2008(a) to April 30, 2008 (unaudited)	January 25, 2008(a) to April 30, 2008 (unaudited)

Class I
Shares sold	262	$2,194

Shares issued in reinvestment of dividends	614	5,102

Shares issued in connection with the acquisition of High Yield Fund and Corporate Bond Portfolio	33,456	292,028

Shares redeemed	(37)	(316)

Net increase	34,295	$299,008

(a)	Commencement of distribution.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U. S. Dollar). Currency markets are generally not as regulated as securities markets.

Foreign Securities Risk — Investing in securities of foreign companies and foreign governments involves special risks which include changes in foreign currency exchange rates the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Notes to Financial Statements

countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Leverage Risk — When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2008.

NOTE H

Acquisition of AllianceBernstein High Yield Fund, Inc., and AllianceBernstein Bond Fund, Inc. — AllianceBernstein Corporate Bond Portfolio, by AllianceBernstein High Income Fund, Inc. (the “Fund”)

On January 25, 2008, the Fund acquired all of the net assets and assumed all of the liabilities of AllianceBernstein High Yield Fund, Inc. (“High Yield”), and AllianceBernstein Corporate Bond Portfolio (“Corporate Bond”) in a tax free event, pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the stockholders. As a result of the acquisition, stockholders of High Yield, and Corporate Bond received shares of the Fund equivalent to the aggregate net asset value of the shares they held in their respective Funds. On January 25, 2008, the acquisition was accomplished by a tax-free exchange of 84,886,903 shares of the Fund for 17,310,493 shares of High Yield, and 67,576,410 shares of Corporate Bond. The aggregate net assets of the Fund, High Yield, and Corporate Bond immediately before the acquisition were $361,090,616, $148,024,567, and $577,044,197 (including $20,170,950 for High Yield and $7,144,610 for Corporate Bond, of net unrealized depreciation

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,086,159,380.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

	Year Ended October 31, 2007	Year Ended October 31, 2006
Distributions paid from:
Ordinary income	$27,212,303	$23,406,531
Net long-term capital gains	11,953,275	6,067,242

Total taxable distributions	39,165,578	29,473,773

Total distributions paid	$39,165,578	$29,473,773

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,931,397
Undistributed long-term capital gains	7,054,255
Accumulated capital and other losses	(374,383	)(a)
Unrealized appreciation/(depreciation)	29,695,058	(b)

Total accumulated earnings/(deficit)	$41,306,327	(c)

(a)	For the year ended October 31, 2007, the cumulative deferred loss on straddles was $374,383.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gain/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Notes to Financial Statements

AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes”

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

(“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On April 30, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and believes the adoption of FAS 157 will have no material impact on its financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2008	Year Ended October 31,	September 1, 2003 to October 31,	Year Ended August 31,
(unaudited)	2007	2006	2005	2004(a)	2003(b)	2003

Net asset value, beginning of period	$9.02	$8.97	$8.70	$8.38	$8.00	$7.72	$6.02

Income From Investment Operations
Net investment income(c)	.28	.56	.55	.53	.49	(d)	.11	.69
Net realized and unrealized gain (loss) on investment transactions	(.32)	.41	.43	.34	.50	.28	1.71

Net increase (decrease) in net asset value from operations	(.04)	.97	.98	.87	.99	.39	2.40

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.57)	(.57)	(.55)	(.61)	(.11)	(.70)
Distribution from net realized gain on investment transactions	(.23)	(.35)	(.14)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.59)	(.92)	(.71)	(.55)	(.61)	(.11)	(.70)

Net asset value, end of period	$8.39	$9.02	$8.97	$8.70	$8.38	$8.00	$7.72

Total Return
Total investment return based on net asset value(e)	(.21)%	11.54%	11.87%	10.70%	12.82%	5.11%	41.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$718,726	$281,677	$235,763	$213,652	$156,469	$137,709	$118,669
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.11	%(f)	1.41	%*	1.48%	1.20%	1.23%	1.75	%(f)	1.94%
Expenses, before waivers/ reimbursements	1.13	%(f)	1.41	%*	1.48%	1.20%	1.40%	1.75	%(f)	1.94%
Expenses, before waivers/ reimbursements excluding interest expense	1.02	%(f)	1.14	%*	1.14%	1.19%	1.21%	1.47	%(f)	1.46%
Net investment income	7.07	%(f)	6.24	%*	6.32%	6.14%	6.04	%(d)	7.90	%(f)	9.73%
Portfolio turnover rate	50%	67%	75%	100%	173%	20%	125%

See footnote summary on page 62.

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2008	Year Ended October 31,	September 1, 2003 to October 31,	Year Ended August 31,
(unaudited)	2007	2006	2005	2004(a)	2003(b)	2003

Net asset value, beginning of period………………….	$9.09	$9.05	$8.77	$8.45	$8.07	$7.80	$6.09

Income From Investment Operations
Net investment income(c)	.25	.49	.49	.47	.62	(d)	.10	.64
Net realized and unrealized gain (loss) on investment transactions	(.31)	.41	.44	.34	.32	.28	1.73

Net increase (decrease) in net asset value from operations	(.06)	.90	.93	.81	.94	.38	2.37

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.51)	(.51)	(.49)	(.56)	(.11)	(.66)
Distribution from net realized gain on investment transactions	(.23)	(.35)	(.14)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.56)	(.86)	(.65)	(.49)	(.56)	(.11)	(.66)

Net asset value, end of period	$8.47	$9.09	$9.05	$8.77	$8.45	$8.07	$7.80

Total Return
Total investment return based on net asset value(e)	(.57)%	10.51%	11.11%	9.81%	12.02%	4.84%	40.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,465	$35,058	$45,133	$53,629	$61,715	$90,443	$89,571
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.81	%(f)	2.14	%*	2.18%	1.89%	1.94%	2.45	%(f)	2.64%
Expenses, before waivers/ reimbursements	1.84	%(f)	2.14	%*	2.18%	1.90%	2.11%	2.45	%(f)	2.64%
Expenses, before waivers/ reimbursements excluding interest expense	1.74	%(f)	1.87	%*	1.85%	1.89%	1.92%	2.17	%(f)	2.17%
Net investment income	6.29	%(f)	5.45	%*	5.55%	5.39%	7.57	%(d)	7.11	%(f)	9.07%
Portfolio turnover rate	50%	67%	75%	100%	173%	20%	125%

See footnote summary on page 62.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2008	Year Ended October 31,	September 1, 2003 to October 31,	Year Ended August 31,
(unaudited	2007	2006	2005	2004(a)	2003(b)	2003

Net asset value, beginning of period	$9.11	$9.07	$8.79	$8.47	$8.09	$7.82	$6.10

Income From Investment Operations
Net investment income(c)	.25	.49	.49	.47	.45	(d)	.10	.63
Net realized and unrealized gain (loss) on investment transactions	(.31)	.41	.44	.34	.49	.28	1.75

Net increase (decrease) in net asset value from operations	(.06)	.90	.93	.81	.94	.38	2.38

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.51)	(.51)	(.49)	(.56)	(.11)	(.66)
Distribution from net realized gain on investment transactions	(.23)	(.35)	(.14)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.56)	(.86)	(.65)	(.49)	(.56)	(.11)	(.66)

Net asset value, end of period	$8.49	$9.11	$9.07	$8.79	$8.47	$8.09	$7.82

Total Return
Total investment return based on net asset value(e)	(.57)%	10.50%	11.10%	9.81%	12.00%	4.83%	40.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$176,990	$86,525	$88,046	$91,662	$82,876	$77,657	$73,477
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.82	%(f)	2.11	%*	2.17%	1.89%	1.92%	2.43	%(f)	2.63%
Expenses, before waivers/ reimbursements	1.84	%(f)	2.11	%*	2.17%	1.89%	2.09%	2.43	%(f)	2.63%
Expenses, before waivers/ reimbursements excluding interest expense	1.72	%(f)	1.85	%*	1.84%	1.88%	1.90%	2.16	%(f)	2.16%
Net investment income	6.24	%(f)	5.47	%*	5.54%	5.38%	5.51	%(d)	7.09	%(f)	8.91%
Portfolio turnover rate	50%	67%	75%	100%	173%	20%	125%

See footnote summary on page 62.

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	January 25, 2008(g) to April 30, 2008 (unaudited)

Net asset value, beginning of period	$8.52

Income From Investment Operations
Net investment income(c)	.18
Net realized and unrealized loss on investment transactions	(.15)

Net increase in net asset value from operations	.03

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$8.39

Total Return
Total investment return based on net asset value(e)	.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,434
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.65	%(f)
Expenses, before waivers/reimbursements	.77	%(f)
Expenses, before waivers/reimbursements excluding interest expense	0.70	%(f)
Net investment income	7.74	%(f)
Portfolio turnover rate	50%

See footnote summary on page 62.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	January 25, 2008(g) to April 30, 2008 (unaudited)

Net asset value, beginning of period	$8.52

Income From Investment Operations
Net investment income(c)	.15
Net realized and unrealized loss on investment transactions	(.12)

Net increase in net asset value from operations	.03

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$8.39

Total Return
Total investment return based on net asset value(e)	.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,004
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(f)
Expenses, before waivers/reimbursements	1.44	%(f)
Expenses, before waivers/reimbursements excluding interest expense	1.38	%(f)
Net investment income	7.05	%(f)
Portfolio turnover rate	50%

See footnote summary on page 62.

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	January 25, 2008(g) to April 30, 2008 (unaudited)

Net asset value, beginning of period	$8.52

Income From Investment Operations
Net investment income(c)	.16
Net realized and unrealized loss on investment transactions	(.13)

Net increase in net asset value from operations	.03

Less: Dividends
Dividends from net investment income	(.16)

Net asset value, end of period	$8.39

Total Return
Total investment return based on net asset value(e)	.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$576
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(f)
Expenses, before waivers/reimbursements	1.13	%(f)
Expenses, before waivers/reimbursements excluding interest expense	1.07	%(f)
Net investment income	7.34	%(f)
Portfolio turnover rate	50%

See footnote summary on page 62.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	January 25, 2008(g) to April 30, 2008 (unaudited)

Net asset value, beginning of period	$8.52

Income From Investment Operations
Net investment income(c)	.16
Net realized and unrealized loss on investment transactions	(.11)

Net increase in net asset value from operations	.05

Less: Dividends
Dividends from net investment income	(.17)

Net asset value, end of period	$8.40

Total Return
Total investment return based on net asset value(e)	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%(f)
Expenses, before waivers/reimbursements	.80	%(f)
Expenses, before waivers/reimbursements excluding interest expense	.74	%(f)
Net investment income	7.65	%(f)
Portfolio turnover rate	50%

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $.05, $.04 and $.05 and increase net realized and unrealized gain (loss) on investment transactions per share by $.05, $.04 and $.05 for Class A, Class B and Class C, respectively. Consequently, the ratios of net investment income to average net assets were decreased by 0.56%, 0.57% and 0.55% for Class A, Class B and Class C, respectively.

(b)	The Fund changed its fiscal year end from August 31 to October 31.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Commencement of distribution.

*	The ratio includes expenses attributable to costs of proxy solicitation.

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(3), Vice President Fernando Grisales(3), Vice President Gershon M. Distenfeld(3), Vice President	Douglas J. Peebles(3), Vice President Matthew S. Sheridan(3), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

The Bank of New York

One Wall Street

New York, NY 10286

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Market Investment Team. Messrs. DeNoon, Grisales, Distenfeld, Peebles, and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein High Income Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund, and information prepared by the Adviser showing performance of the Class A Shares as compared to the J.P. Morgan Emerging Markets Bond Index Global (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3-, 5- and 10-year periods and (in the case of the Index) the since inception period (February 1994 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and Performance Universe in the 1-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe in the 3-year period, 1st quintile of the Performance Group and Performance Universe in the 5-year period and 1 out of 3 of the Performance Group and 2nd quintile of the Performance Universe in the 10-year period, and that the Fund outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory. The directors also noted the changes to the Fund’s investment policies approved in August 2007 and the Fund’s pending acquisitions, subject to shareholder approval, of all the assets and liabilities of each of AllianceBernstein Bond Fund, Inc. – AllianceBernstein Corporate Bond Portfolio (“Corporate Bond Portfolio”) and AllianceBernstein High Yield Fund, Inc. (“High Yield Fund”). The directors informed the Adviser that they planned to closely monitor the Fund’s performance in light of these changes.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for cli-

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ents with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new expense cap for the Fund following its acquisition of each of Corporate Bond Portfolio and High Yield Fund (anticipated effective date to be between the end of 2007 and early 2008) had been in effect throughout the Fund’s fiscal year ended in 2006. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s at approximate current size contractual effective advisory fee rate of 50 basis points, plus the 3 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio and the Fund’s pro forma total expense ratio (the latter of which reflected the cap by the Adviser expected to be effective by early 2008 and to remain effective until at least October 31, 2009) were lower than the Expense Group and Expense Universe medians. The directors

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

concluded that the Fund’s expense ratio and pro forma expense ratio were satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Emerging Market Debt Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	The Board of Directors approved a fixed-income fund realignment pursuant to which the Fund (the surviving fund) will merge its assets with that of AllianceBernstein Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc., expand its non-fundamental investment policies, change its name to AllianceBernstein High Income Fund, add retirement classes to the Fund and implement expense caps for the Fund’s share classes.

consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 It should be noted that the Fund’s advisory fee is based on the Fund’s average daily adjusted total assets (i.e., the average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed) in contrast to most of the AllianceBernstein High Income mutual funds whose advisory fees are based on each of the those funds’ average daily net assets.

Category	Net Assets 09/30/07 ($MIL)	Advisory Fee Based on % of Average Daily Adjusted Total Assets	Fund
High Income	$ 392.3	50 bp on 1st $2.5 billion	Emerging Market Debt
45 bp on next $2.5 billion
40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $101,500 (0.030% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios annualized for the most recent semi-annual period:

Fund	Total Expense Ratio		Fiscal Year End
Emerging Market Debt Fund, Inc.[5]	Class A	1.43%	October 31
	Class B	2.16%
	Class C	2.13%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5

Includes interest expense of 0.32%. Excluding interest expense (related to reverse repurchase agreements of the Fund), the expense ratios would be 1.11%, 1.84% and 1.81% for Classes A, B and C, respectively. The Adviser intends on implementing expense caps, effective sometime between November 2, 2007 and February 1, 2008. The expense caps would be 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90% and 0.65% for classes A, B, C, Advisor (new), R (new), K (new), and I (new).

providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2007 net assets.

Fund	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Emerging Market Debt Fund, Inc.	$392.3	Emerging Market Debt Schedule 65 bp on 1st $20 million 35 bp on the balance Minimum Account Size: $25m	0.373%	0.500%

The adviser manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the advisory fee schedule of the AVPS portfolio been applicable to the Fund versus the Fund’s advisory fee:

Fund	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Fund Advisory Fee
Emerging Market Debt Fund, Inc.	Global Dollar Government Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Emerging Market Debt, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Fee[8]
Emerging Market Debt
Class A	1.10%
Class I (Institutional)	0.55%

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ACITM Mutual Fund	Fee
Emerging Market Debt Fund, Inc.	Emerging Market Bond Fund
	FC/FD9	0.70%
	P-H9	0.10%[10]

The Adviser represented that it does not sub-advise any registered investment companies have a similar investment strategy as the Fund.

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

7	It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

8	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

9	This ACITM fund is privately placed or institutional.

10	In addition to the 0.10%, the Adviser charges the institutional account an additional fee for managing the assets of the institutional account.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.12 An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[13]	Lipper Group Median (%)	Lipper Group Rank
Emerging Market Debt	0.500	0.765	1/8

Lipper also compared the Fund’s most recently completed fiscal year total expense ratio to the median of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 Pro-forma total expense ratio information (shown in bold and italicized) is included in the table below.

Fund	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Emerging Market Debt	1.141	1.205	2/8	1.374	2/11
Pro-forma[16]	0.950	1.205	1/8	1.374	1/11

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

14	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

16	Pro-forma shows what would have been the total expense ratio of the Fund had the anticipated expense limitation undertaking been in effect for the full fiscal year.

Based on this analysis, the Fund has a more favorable ranking on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

approximately $20 million.17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $25,959, $2,106,848 and $118,549 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $241,517 in fees from the Fund.18

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $9,256 under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund 21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2007.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	10.24	8.71	8.64	2/7	7/14
3 year	11.80	12.28	11.77	5/7	5/10
5 year	18.75	15.97	15.97	1/6	1/9
10 year	10.05	9.94	9.89	1/3	2/6

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmarks.25 Note the Fund may utilize

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

21	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

22	The Fund’s PG/PU are not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The benchmark’s since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Fund’s since inception performance return is from the Fund’s actual inception date.

leverage in contrast to the Fund’s benchmark, which has no leverage. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Emerging Market Debt Fund, Inc.	10.24	11.80	18.75	10.05	11.88	17.44	0.43	10
JP Morgan EMBI Global Index	7.16	10.56	14.94	9.17	11.20	13.59	0.45	10
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

26	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Share Ratio information was estimated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

NOTES

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

NOTES

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

NOTES

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0408

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President
Date:	June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President
Date:	June 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer
Date:	June 30, 2008